                                                                   EXHIBIT 10.32


[*] Confidential treatment has been requested for certain portions of this exhibit.



                        PLATINUM TERM CONTINUATION RIDER

Congratulations. Your performance and commitment to the success of Autobytel.com enables you to move forward and enjoy the highest standard of service we offer our family of accredited motor vehicle dealers.

This Platinum Term Continuation Rider ("Rider") agreement is entered into by and between Autobytel.com, a Delaware Corporation, with its principal place of business at 18872 MacArthur Blvd., Irvine, California 92612 ("ABT" or "us" or "we") and [legal name], a(n) [state] with its principal place of business at [address], (Dealer" or "you" or "Your"). This Rider amends the Gold Term Subscription Agreement ("Agreement") entered into between ABT and Dealer on [date].

This Rider shall supersede and prevail over any inconsistent term, provision, or condition of the Agreement or any other related Agreement. This amendment incorporates provisions that were expressly negotiated by the parties. In consideration of the following mutual promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ABT and Dealer, on their own behalf and on behalf of each of their d.b.a. operation(s), intending to be legally bound hereby, amended the Agreement is as follows:

SECTION I (12)(2) IS AMENDED AS FOLLOWS:


        12. You agree to maintain an Overall Satisfaction Index (OSI) score as measured by ABT at a level that is within the top [*] of your region when measured against comparable make dealers in your PMA. OSI is a quarterly scoring method which measures and ranks performance by comparing [*]. You further agree to maintain an ABT Satisfaction Index Performance (ABTSSI) level of [*] or better but in no event shall your performance rating be less than the regional average for all participating ABT subscribed dealers.


SECTION I (14) IS AMENDED AS FOLLOWS:

    TERM & TERMINATION: This Agreement shall be for a term of Five (5) years, unless terminated earlier pursuant to this section. During the term of this agreement:

        (A)       ABT MAY TERMINATE THIS AGREEMENT:

              1. except as otherwise stated herein, immediately for any breach of this Agreement by you which is not cured within fifteen
                  (15) days after you receive written notice of the breach from us;

              2. immediately if any fees due ABT under this Agreement are unpaid and outstanding more than thirty (30) days after ABT makes a written request for payment;

              3. immediately, if Dealer is guilty of willful misconduct in the performance of its duties under this Agreement; or

              4. immediately upon a finding of dealer's violation of State or Federal law or conviction for such violation, whether administratively, civilly, or criminally;

              5. immediately, if an order for liquidation against you is entered and not stayed in a bankruptcy proceeding;

              6. upon ninety (90) days' written notice to you regarding poor overall performance, including but not limited to such areas as unsatisfactory Purchase Requestor contact rates, and poor overall satisfaction index score unless Dealer provides satisfactory proof that the situation complained of has been cured within this ninety (90) day period.

        (B)       DEALER MAY TERMINATE THIS AGREEMENT:

              1. immediately, if an order for liquidation against ABT is entered and not stayed in a bankruptcy proceeding;

              2. immediately, if ABT is guilty of willful misconduct in the performance of its duties under this Agreement; or

              3. upon sixty (60) days written notice to ABT in accordance with the notice provisions of this agreement. Upon your voluntary termination, you shall be responsible for all fees due to ABT up to and including the effective date of said termination.


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[*]  Confidential treatment requested

SECTION I (17) IS ADDED AS FOLLOWS:

        17. COURTESY ROUTING: Occasionally ABT may route a Purchase Requester to Dealer from an area outside Dealers PMA. This may occur for a variety of reasons including but limited to the lack of a subscribed dealer in the Purchase Requesters area, customer satisfaction or other reason determined by ABT in our sole discretion warrants such a routing. Dealer agrees to accommodate such courtesy routings under the terms of this agreement as though provided from within their PMA. Dealer understands that courtesy routings are at the sole discretion of ABT. ABT makes no guarantee as to the quantity, originating location and duration Dealer may expect during the term of this agreement.

SECTION I (18) IS ADDED AS FOLLOWS:

        18. MONITORED GROWTH AREAS: ABT reserves the right to determine monitored growth areas when determining Primary Market Areas. A Monitored Growth Area is defined as a designated PMA where ABT has determined the potential for full value is insufficient at the present time to warrant a dedicated subscribing dealer. Dealer may, but is not guaranteed, the ability to temporarily service a monitored growth area contiguous to Dealer's PMA if one exists. ABT in our sole discretion may charge an additional monthly fee for such Monitored Growth Area. If assigned a monitored growth area, Dealer agrees to service such an area under the same terms and conditions as set forth and agreed to under Dealer's contracted PMA.

SECTION II (5) IS AMENDED AS FOLLOWS:


    5. You will at all times during this term employ at least one full-time employee to be responsible for the new vehicle program and at least one full-time employee to be responsible for the Certified Pre-Owned CyberStore(R) program. This person(s) will be empowered to act as a liaison between ABT and Dealer. This person(s) shall be referred to as the "ABT Manager." Dealer shall, at all hours of dealership sales operation, insure a qualified ABT Manager is on premises and capable of processing any Purchase Requests provided to Dealer by ABT. You promise to notify us in writing within ten (10) days with the identity of any newly designated ABT Manager. In the event dealer does not have a qualified ABT Manager on premises, for any reason, ABT reserves the right to re-route any Purchase Request to the Qualified ABT subscribing dealer closest to the Purchase Requestor, offering the same make. You will make your ABT Manager(s) available to us for basic and advanced training offered by ABT from time to time. ABT shall reserve for Dealer, free of tuition costs, [*] per franchise per year for ABT Managers to attend an ABT-U Basic Training Course. Additional seats for the basic training may be purchased at a cost of [*]. Advanced certification courses will be made available to Dealer form time to time at an additional cost. Dealer's participation in these advanced programs is voluntary. Dealer will insure that each ABT Manager will attend at least one ABT-U Basic training course each year during the term of this agreement. Dealer understands that ABT will not forward Purchase Requests under this agreement until such time as all ABT-U Basic Training has been completed by the qualified ABT manager(s). Until such time as Dealer's compliance with this term has been confirmed by ABT, ABT is hereby granted express authority and permission to re-route any Purchase Requests received from Dealers PMA to the nearest qualified ABT subscribing dealer for the subject vehicle make, without prior notice to Dealer.


SECTION II (6) IS AMENDED AS FOLLOWS:

    6. You will establish an exclusive department within your dealership wherein the ABT Manager(s) may perform his/her/their duties under this agreement. Until such time as Dealer's compliance with this term has been confirmed by ABT, ABT is hereby granted express authority and permission to re-route any Purchase Requests received from Dealers PMA to the nearest qualified ABT subscribing dealer for the subject vehicle make, without prior notice to Dealer.

SECTION II (12) IS AMENDED AS FOLLOWS:


    12. NEW VEHICLE EXCLUSIVE PRIMARY MARKET ASSIGNMENT ("PMA"):: You have been assigned an [*] area for the subscribed new vehicle franchises of ________, ________, _______, _______ in accordance with the market representation study and plan conducted [date of last study]. This exclusive area effects new vehicle Purchase Requests only. The U.S. Postal Code description of this PMA assignment is set forth in Exhibit "A" attached to this agreement and incorporated herein by this reference as though fully set forth. ABT has sole and complete authority to define your PMA. Your [*] will remain in effect for at least [*] without adjustment. ABT reserves the right to conduct periodic market representation studies of your PMA. ABT in their sole discretion may use the results of these studies to evaluate the market value of your PMA as well as your ability to service Purchase Requests received in your PMA. In no event shall such a study be conducted within [*] of any prior study within Dealer's designated market area (DMA). Except for rural areas, ABT will perform such studies for an entire DMA, which shall effect all similar franchised dealers concurrently. ABT reserves the rights to conduct a single market area study in rural areas which may effect a single dealer location only. ABT reserves the right to adjust your PMA as necessary following such studies. Changes in Dealers PMA as a result of these studies

[*] Confidential treatment requested


    shall be implemented Three (3) months following the date the study was conducted. ABT promises to provide you with not less than thirty- (30) days written notice of the pending change and the effective date. Following such PMA changes, Dealer's adjusted PMA shall remain in effect and shall not be adjusted unless as a result of a subsequent market representation study is completed for the DMA. [ABT retains the right to market and use its programs and services for similar make dealers in all areas other than your PMA, and within your PMA for all makes of motor vehicles not subscribed to by you.]

SECTION II (12) IS AMENDED AS FOLLOWS:

    12. You agree to update, on a weekly basis, your sales data in the Dealer Real Time System indicating the number and names of Potential Purchasers who purchased or leased vehicles from you though our system. You agree to include in your data, the number of those vehicles financed and amount of the financed and such other related data as may from time to time be requested. You further agree to accurately disclose in your weekly report, data reflecting your cost of sale for each vehicle sold through the ABT program as well as the cost of sale for all vehicles sold by means other than ABT. All such information provided shall remain strictly confidential and shall be used solely by ABT in evaluating your overall performance.

SECTION II (21) IS AMENDED AS FOLLOWS:

   21. ABT ACCEPTANCE CORPORATION PRE-APPROVED FINANCING: To accommodate Purchase Requestors who are pre-approved for financing though ABTAC's lenders and to participate in the financial rewards offered by these financing programs, you will apply for a dealer participation agreement and receive approval from each ABTAC approved lender. You agree to maintain each of these financing arrangements throughout the remaining term of this agreement. You agree to honor the following commitments to our financing program:

       1. You will participate in good faith by accepting ABTAC arranged financing currently available and for programs that may be added in the future.

       2. You agree too fully complete lender participation agreements, if required by our lenders, within ten (10) working days from receipt.


       3. You will to maintain an [*] of those loans pre-approved during the term of this subscription.


       4. You agree that during the term of this agreement you will re-solicit for an application to ABTAC finance programs, any non-credit Purchaser Requesters forwarded to you by ABT.

       5. You promise you or any one in your employment will not intentionally disparage or otherwise mislead customer as to the terms and conditions of our Financing Arrangements.

       6. When a Purchase Requestor has been pre-approved at the Lender's prevailing buy rate for our financing, you promise that you will not actively solicit the Purchase Requestor to convert from our pre-approved financing to an independently promoted loan program offered through your dealership.

       ABT, in many cases, has arranged for you to be compensated for your participation in ABTAC arranged financing programs. This compensation, if available, will come directly from the lender and not ABT or ABTAC. Any disagreement regarding the terms and conditions of a lender's Participation Agreement shall be dealt with between you and the lender. Neither ABT nor ABTAC makes any guarantee that you will receive compensation from any Lender. ABTAC uses its best efforts to negotiate advantageous terms for our subscribing dealers and will, from time to time, add or delete lenders, including banks, credit unions, thrift and loans and other sources to benefit you and the Purchase Requestor.

SECTION II (22) IS AMENDED AS FOLLOWS:

    22. CERTIFIED PRE-OWNED CYBERSTORE(R) PARTICIPATION: Throughout the term of this agreement, dealer agrees to actively participate in the Certified Pre-Owned Cyberstore(R) program. Dealer hereby agrees to honor the terms and conditions of this program as set forth separately in Appendix "B" attached to this agreement and incorporated herein by this reference.

SECTION II (23) IS AMENDED AS FOLLOWS:


    23. AFTERMARKET ACCESSORIES: Throughout the term of this agreement, you agree to actively participate in our Aftermarket Accessory program for an additional charge of [*] wherein aftermartket accessory items are requested. The terms and conditions of your participation in this program are set forth separately in Appendix "C" attached to this agreement and incorporated herein by this reference as though fully set forth.


SECTION II (24) IS AMENDED AS FOLLOWS:


    24. COMPENSATION TO ABT: As consideration for the business opportunities and promises we have made to you in this Agreement, you promise to pay ABT a monetary fee comprised of an initial start-up fee and a monthly subscription fee. The amount of fees charged for your subscription is determined by several factors, including but not limited to your [*]


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[*]  Confidential treatment requested



    [*]

    ABT shall review such factors at [*] intervals to determine the value of the services being provided to you. ABT, in our sole discretion, may change the fee charged to you upon thirty- (30) days written notice. However, in no event shall more than [*] take place within a [*] period.


    The subscription fee(s) you hereby promise to pay as of the date of this agreement is

        [WrittenAMTInFee] Dollars ($[InFee]) as a total MONTHLY SUBSCRIPTION FEE, Which is due and payable in advance on the first day of every calendar month. The total monthly amount due shall be allocated as follows:


        [*]

        All fees paid to ABT under this agreement are deemed earned upon the execution of this agreement or delivery of services whichever occurs first. All fees paid to ABT are [*]. Payments received more than thirty
        (30) days following the invoice date shall be subject to a late fee of $25.00 and shall incur interest charges on the balance due at an annual percentage rate of eighteen (18.0%) percent per annum.


EXCEPT TO THE EXTENT THEY ARE INCONSISTENT WITH THE PROVISIONS OF THIS RIDER, ALL OTHER SECTIONS OF THE AGREEMENT SHALL REMAIN UNCHANGED.

This Agreement is executed this ________day of __________________________, 1999.

DEALER: [LEGAL NAME]

By:_________________________________
Name:   [Auth Agnt]

Title:  [Title]

AUTOBYTEL.COM

By: _________________________________
Name:   Ann Delligatta
Title:  Chief Operating Officer

                                       4

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[*] Confidential treatment requested

                                  APPENDIX "B"

                   CERTIFIED PRE-OWNED CYBERSTORE(R) ELECTION

The undersigned Dealer elects to participate in the Certified Pre-Owned CyberStore(R) services program and agrees to the following terms and conditions, in addition to those set forth in the Term Subscription Agreement:

1. CUSTOMER SERVICE GUIDELINES

        Dealer agrees to abide by Certified Pre-Owned CyberStore Customer Service Guidelines ("Guidelines") ABT in their sole discretion may, from time to time, amend the Guidelines, or impose additional Guidelines on thirty (30) days' notice to Dealer. Dealer acknowledges that following the Guidelines is crucial to the value of ABT's services and agrees to follow them and any amendments or additions to it even though they may require extra work or expense. The Guidelines include the following:

        (i) Limited Warranty: Dealer will warranty all vehicles sold through the Certified Pre-Owned CyberStore. The warranty coverage will not be less favorable to the purchaser than the law of the where Dealer is located, and as a minimum will be: "Three months or 3,000 miles, whichever comes first." The warranty will cover all matters governed by applicable law and by the form of the attached Warranty. Dealer will indemnify ABT for any third party claims arising under any warranty.

        (ii) Vehicle Pricing: Dealer will provide prices ("Posted Prices") and vehicle information for display on the ABT Website of all Vehicles posted to the Certified Pre-Owned CyberStore. Dealer agrees to price Vehicles competitively within the market region in which they are located. Dealer, and not ABT, shall be solely responsible for the quality and accuracy of such information. ABT reserves the right to monitor the quality of the photos and information submitted. Dealer shall promptly correct any information or photo(s) deemed by ABT to be inaccurate or below necessary quality levels set forth in Section 5. If Dealer fails to correct such photo image(s) or information within 72 hours of ABT's written notification thereof, ABT may remove the photo image(s) and/or information from its website.

        (iii) Vehicle Return Policy: Except where expressly prohibited by law, Dealer will offer, in writing, a return option allowing a purchaser to return a Vehicle to Dealer within 72 hours or 300 miles, whichever comes first. Provided there has been no damage to the Vehicle, Dealer will refund 100% of the amount paid by the purchaser to the Dealer for the Vehicle. Dealer will provide each purchaser the name and phone number of the Dealer employee to contact to exercise the repurchase option. Dealer will facilitate the purchaser's exercise of the option in good faith, and will use its best efforts to maximize the purchaser's satisfaction with the repurchase experience. Dealer agrees to refund all amounts due to the purchaser within five business days.

        (iv) Out of Area Repairs: Dealer will participate in the emergency repair system established by ABT. During the warranty period, the emergency repair system allows a purchaser of a Certified Pre-Owned CyberStore Vehicle who is more than 100 miles from their residence and encounters a situation where the vehicle is not operational (i.e. cannot be driven), to contact the nearest Certified Pre-Owned CyberStore Dealer (the "Repairing Dealer") and have the Repairing Dealer perform any warranted service or repair. The repairing Dealer will contact the dealership where the purchaser acquired its Vehicle (the "Selling Dealer") and obtain an irrevocable Repair Order (an "R.O.") from the Selling Dealer authorizing the repair the vehicle. For other covered items other than those that disabled the vehicle, the owner should return to the Selling Dealer. In the interest of customer satisfaction and improved inter-dealer relations, the resulting R.O. will be calculated on an internal basis of "cost plus 25%" for parts and labor in all states, except for those states with higher mandates, in which states the applicable law will govern. In the event of a "major" repair (i.e. engine or transmission), the Selling Dealer will have the option of providing alternate transportation to the customer, retrieving the affected unit, and repairing the Vehicle at the Selling Dealer's service location.

2. DIGITAL IMAGES: Dealer may publish an unlimited number of vehicles (images) on the Certified Pre-Owned CyberStore. For each vehicle, Dealer shall publish one digital image together with relevant information in accordance with the Agreement. Dealer in accordance with the Specifications shall produce such images and guidelines set forth in Section 5 below.


3. DIGITAL CAMERAS: ABT shall provide the dealer for their use, a Digital Camera. In the event Dealer shall cancel this subscription before the sixth
     (6th) month anniversary and only in such event, Dealer shall promptly pay ABT the sum of [*] in exchange for such camera. ABT will not accept a return of the camera in lieu of such payment unless the camera is returned, unused with its original packaging in tact.


4. SPECIFICATIONS AND GUIDELINES: All vehicle images shall (i) contain the vehicle as the sole subject matter of the image, and shall not contain any people, images of people, graphics, photos, artwork, overlays, signs, numbers, banners, balloons or any form of visual advertisement, or any other image that would have the effect of distracting from the vehicle;
     (ii) be side or angular photographs; and (iii) be true and correct images of the vehicle, without retouching, modification, manipulation or enhancement.

Accepted:      [Legal Name]

Dealer Principal:_________________________________________ Date:________________
                 [Auth Agnt]
                 [Title]


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  ATTENTION DEALER: THIS IS A SUGGESTED SAMPLE USED VEHICLE BUYERS GUIDE FORM.
PLEASE USE FTC APPROVED FORMS THAT INCLUDE ALL STATE-MANDATED DISCLOSURES, ETC.

                               FRONT SIDE OF FORM

--------------------------------------------------------------------------------

                                LIMITED WARRANTY

                            FULL  X  LIMITED WARRANTY.
                       -----     ---

The dealer will pay 100% of the labor and 100% of the parts for the covered systems that fail during the warranty period. See reverse side of this form for the explanation of warranty coverage, exclusions, and the dealer's repair obligations.

SYSTEMS COVERED:                                   Duration:

Engine                Power steering               90 days or 3000 miles
Transmission          Power brakes                 whichever occurs first.
Transaxle             Air Conditioning
Drive line            Electrical     Rear end

*See below for systems and parts coverage.

Travel Repair Provision. A vehicle purchased through the Certified Pre-Owned CyberStore(R) that becomes inoperative when traveling over 100 miles from the originating dealer will be eligible for repair at Autobytel.com accredited dealerships. Travel repair service will be available throughout the U.S. and Canada via the Autobytel.com accredited dealer network. On major repairs, the selling dealer has the option of providing the customer with alternate transportation and repairing the unit at the selling dealer's location. A vehicle that is non-operational will be repaired sufficiently to return to the originating dealer where additional repairs can be completed. To take advantage of the Travel Repair Provision, customers may contact the originating dealer who will direct them to the nearest Autobytel.com accredited dealership, or inquire through the Autobytel.com website for instructions and directions:
WWW.AUTOBYTEL.COM. PLEASE NOTE: Appearance and convenience items will not be covered by the Travel Repair Provision, nor will light bulbs, fuses, alignments, adjustments, switches, oil filters, and other maintenance items. Failure to strictly comply with the terms and conditions of this limited warranty will cause this limited warranty to become null & void.

SERVICE CONTRACT. A service contract is available at an extra charge on this vehicle. Ask Your Dealer for details as to coverage, deductible, price, and exclusions.

PRE PURCHASE INSPECTION: Ask the dealer if You may have this vehicle inspected by Your mechanic either on or off the lot.



--------------   --------   ---------------------   ---------   ---------------
vehicle make     model      dealer stock number     year        vin number


                                       6
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                                BACK SIDE OF FORM
--------------------------------------------------------------------------------

                            FULL  X  LIMITED WARRANTY.
                       -----     ---

The dealer will pay 100% of the labor and 100% of the parts for the covered systems that fail during the warranty period. The following is the entire representation of coverage; no other systems or parts are suggested or implied. State law may give you additional rights.

Systems Covered:      Parts Covered:

Engine: All internally lubricated parts including timing chains, gears and cover, timing belt, pulleys and cover, oil pump and gears, water pump, valve covers, oil pan, manifolds, flywheel, harmonic balancer, engine mounts seals and gaskets, engine block, cylinder heads and turbocharger housing if damaged by the failure of internally lubricated parts.

Transmission/Transfer Case: All internally lubricated parts, torque converter, vacuum modulator, transmission mounts, seals and gaskets. (Manual clutch assembly and component parts are not covered)

Front wheel Drive: All internally lubricated parts, axle shafts, output shafts, and constant velocity joints, front hub bearings, seals and gaskets.

Rear wheel Drive: All internally lubricated parts, propeller shafts, supports and U-joints, drive shafts, axle shafts and bearings, seals and gaskets.

Brakes: Master cylinder, power booster, wheel cylinders, calipers, hydraulic lines and fittings. (ABS component parts are not covered.)

Steering: Steering gear housing and all internal parts, power steering pump, valve body and rack.

Electrical: Alternator, generator, and starter.

Air Conditioner Compressor, evaporator core, condenser.

ALL SYSTEMS AND PARTS LISTED ABOVE ARE COVERED 90 DAYS
FROM PURCHASE OR 3000 MILES, WHICHEVER OCCURS FIRST.

NOTE: This Agreement is exclusively between the selling dealer and the customer. By accepting this Limited Warranty, Customer agrees to release autobytel.com inc. from all obligations with respect to the acquisition, service, or repair of the covered vehicle. Customer's failure to strictly adhere to the terms and conditions of this Limited Warranty shall result in loss of coverage.


----------------------------------------    ------------------------------------
Autobytel.com Accredited Dealer/Date        Customer Signature/Date

--------------------------------------------------------------------------------


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
OTHER:                                  Repair      $        ODOMETER                            Repair   $
                                        Replace                                                  Replace
==================================================================================================================
                                         CIRCLE CHOICE:                                          TOTAL:   $

THIS VEHICLE ------   WAS/WAS NOT TEST DRIVEN       OVERALL CONDITION:    GOOD    FAIR     POOR
==================================================================================================================

                                  APPENDIX "C"

                AFTERMARKET ACCESSORY OPTION ACCEPTANCE AGREEMENT

SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN SECTION (E) OF THE PLATINUM TERM CONTINUATION SUBSCRIPTION AGREEMENT BETWEEN AUTOBYTEL SERVICES CORPORATION AND [LEGAL NAME], AGREES AS FOLLOWS:

        1. ABT shall provide a marketing venue whereby dealer may offer for sale available optional equipment, service warranties, or other accessories applicable to the vehicle described in a particular Purchase Request;

        2. Dealer shall be responsible for listing, updating and refreshing the data listing the available accessories;


        3. Dealer shall compensate ABT [*] containing a request for Aftermarket Accessories, regardless of the manufacturer or supplier of the accessory. Said amount is due to ABT upon tender of the valid Purchase Request, regardless of whether an actual sale of said vehicle or accessory(s) resulted from such request. ABT shall credit dealer for invalid Purchase Requests which are defined as Purchase Requests containing bogus names, phone number or e-mail address creating a physical inability to contact the Purchase Requester. Credits shall also be granted for duplicate Purchase Request from the same person for the same vehicle type. All credits shall be applied as a offset for any amounts due and payable under the Aftermarket program for the month immediately following the month in which the request for credit is received.



Acknowledged and accepted:   [LEGAL NAME]

Dealer Principal:_________________________________________ Date:________________
                 [Auth Agnt]
                 [Title]


                                       8
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                 135 POINT CERTIFIED PRE-OWNED VEHICLE CHECKLIST

==================================================================================================================
ADDRESS/LOCATION:





==================================================================================================================
YR:            MAKE:             MODEL:                  BODY TYPE:                ENGINE: 4 6 8 CYL     TRANS:
------------------------------------------------------------------------------------------------------------------
VIN:                                        COLOR:       LICENSE PLATE NO:                    MILEAGE:
==================================================================================================================
CIRCLE OPTIONS: RADIO  AM/FM  CASSETTE      EQUALIZER    CD                WHEELS:   ALLOY
------------------------------------------------------------------------------------------------------------------
INTERIOR:      VINYL             CLOTH      LEATHER      AIR BAGS 1 OR 2   SUN ROOF      AIR CONDITION:  YES    NO

------------------------------------------------------------------------------------------------------------------
POWER:      WINDOWS      LOCKS      SEATS      STEERING      BRAKES/ABS      TILT      CRUISE      REAR DEFROSTER

------------------------------------------------------------------------------------------------------------------
MAINTENANCE ITEMS:                      MECHANICAL AREA:     OK    OR DESCRIBE DAMAGE            CIRCLE   DOLLAR
                                                                                                  ONE
==================================================================================================================
ENGINE OIL                 LOW DIRTY    STARTING                                                 Repair   $
                           BURNED LEAKS                                                          Replace
------------------------------------------------------------------------------------------------------------------
TRANS FLUID                LOW DIRTY    ENGINE                                                   Repair   $
                           BURNED LEAKS                                                          Replace
------------------------------------------------------------------------------------------------------------------
BRAKE FLUID                LOW DIRTY    TRANSMISSION                                             Repair   $
                           LEAKS                                                                 Replace
------------------------------------------------------------------------------------------------------------------
COOLANT                    LOW RUSTY    DRIVE LINE                                               Repair   $
                           LEAKS                                                                 Replace
------------------------------------------------------------------------------------------------------------------
PWR STEERING               LOW DIRTY    STEERING                                                 Repair   $
                           LEAKS                                                                 Replace
------------------------------------------------------------------------------------------------------------------
BATTERY                    CORRODED     BRAKES 50% LINING                                        Repair   $
                           LOW CHARGE                                                            Replace
------------------------------------------------------------------------------------------------------------------
BELTS                      SERPENTINE   CLIMATE CONTROL                                          Repair   $
                           WORN                                                                  Replace
------------------------------------------------------------------------------------------------------------------
HOSES                      WORN         SUSPENSION                                               Repair   $
                                                                                                 Replace
==================================================================================================================
BODY AREA:         OK  OR DESCRIBE      CIRCLE ONE  DOLLAR   ELECTRICAL   OK    OR DESCRIBE      CIRCLE   DOLLAR
                       DAMAGE                                AREA:              DAMAGE           ONE
==================================================================================================================
WINDSHIELD                              Repair      $        TAIL                                Repair   $
                                        Replace              LIGHTS                              Replace
------------------------------------------------------------------------------------------------------------------
HOOD / COWL                             Repair      $        PARKING                             Repair   $
                                        Replace              LIGHTS                              Replace
------------------------------------------------------------------------------------------------------------------
GRILL                                   Repair      $        TURN                                Repair   $
                                        Replace              SIGNALS                             Replace
------------------------------------------------------------------------------------------------------------------
FRONT BUMPER                            Repair      $        INTERIOR                            Repair   $
                                        Replace              LIGHTS                              Replace
------------------------------------------------------------------------------------------------------------------
REAR BUMPER                             Repair      $        HORN                                Repair   $
                                        Replace                                                  Replace
------------------------------------------------------------------------------------------------------------------
HEADLIGHT ASSY'S                        Repair      $        POWER                               Repair   $
                                        Replace              WINDOWS                             Replace
------------------------------------------------------------------------------------------------------------------
RIGHT FENDER                            Repair      $        POWER                               Repair   $
                                        Replace              LOCKS                               Replace
------------------------------------------------------------------------------------------------------------------
RIGHT SIDE GLASS                        Repair      $        POWER                               Repair   $
                                        Replace              SEATS                               Replace
------------------------------------------------------------------------------------------------------------------
RIGHT DOORS                             Repair      $        MEMORY                              Repair   $
                                        Replace              SEAT                                Replace
------------------------------------------------------------------------------------------------------------------
RIGHT QUARTER                           Repair      $        POWER                               Repair   $
                                        Replace              MIRROR                              Replace
------------------------------------------------------------------------------------------------------------------
REAR GLASS                              Repair      $        MEMORY                              Repair   $
                                        Replace              MIRROR                              Replace
------------------------------------------------------------------------------------------------------------------
DECK LID                                Repair      $        RADIO                               Repair   $
                                        Replace              AM/FM                               Replace
------------------------------------------------------------------------------------------------------------------
LEFT QUARTER                            Repair      $        TAPE                                Repair   $
                                        Replace              PLAYER                              Replace
------------------------------------------------------------------------------------------------------------------
LEFT DOORS                              Repair      $        CD                                  Repair   $
                                        Replace              PLAYER                              Replace
------------------------------------------------------------------------------------------------------------------
LEFT SIDE GLASS                         Repair      $        CLOCK                               Repair   $
                                        Replace                                                  Replace
------------------------------------------------------------------------------------------------------------------
LEFT FENDER                             Repair      $        KEYLESS                             Repair   $
                                        Replace              ENTRY                               Replace
------------------------------------------------------------------------------------------------------------------
ROOF                                    Repair      $        ANTI-THEFT                          Repair   $
                                        Replace                                                  Replace
------------------------------------------------------------------------------------------------------------------
WHEELS / COVERS                         Repair      $        WINDSHIELD                          Repair   $
                                        Replace                                                  Replace
------------------------------------------------------------------------------------------------------------------
TIRES 5/32" TREAD                       Repair      $        WINDSHIELD                          Repair   $
                                        Replace              WIPER                               Replace
------------------------------------------------------------------------------------------------------------------
SPARE TIRE W/JACK                       Repair      $        HOOD                                Repair   $
                                        Replace              RELEASE                             Replace

------------------------------------------------------------------------------------------------------------------
FRONT/REAR SEATS                        Repair      $        TRUNK                               Repair   $


                                        Replace              RELEASE                             Replace
------------------------------------------------------------------------------------------------------------------
INTERIOR/DASH                           Repair      $        GAS                                 Repair   $
                                        Replace              DOOR                                Replace
------------------------------------------------------------------------------------------------------------------
EXTERIOR PAINT                          Repair      $        SPEEDOMETER                         Repair   $
                                        Replace                                                  Replace
------------------------------------------------------------------------------------------------------------------
                                                             ODOMETER
==================================================================================================================
Circle Choice: This vehicle WAS/ WAS NOT Test Driven   Overall Condition: GOOD FAIR POOR         TOTAL:   $
==================================================================================================================


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